SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 24, 2001


                          FIRST FEDERAL BANCORPORATION
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             (Exact name of registrant as specified in its charter)


          Minnesota                     0-25704                   41-1796238
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 (State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)              File Number)           Identification No.)


214  5th Street, Bemidji, Minnesota                                  56601
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 (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (218) 751-5120
                                                           --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS.

         On January 24, 2001 the registrant announced that it is commencing a stock repurchase program to acquire up to 5% of the Company's outstanding common stock, or approximately 64,007 shares, over a twelve month period. For more information, the Company's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Exhibit 99.1      Press Release dated January 24, 2001

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST FEDERAL BANCORPORATION



                                          By: /s/ William R. Belford
                                              ----------------------------------
                                              William R. Belford
                                              President
Date:  January 29, 2001